UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	July 31, 2019

Date of reporting period:	August 1, 2018 — July 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Research Fund

Annual report
7 | 31 | 19

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PNRAX

Putnam
Research
Fund

Annual report
7 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

September 5, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Featuring the careful stock picks of Putnam’s large-cap equity research analysts, Putnam Research Fund offers investors our best-ideas portfolio that can include both growth- and value-style stocks.

Actively managed by an experienced team

Putnam Research Fund represents the best ideas and stock recommendations from a talented team of senior Putnam analysts. Each sector component is actively managed, which means investments are consistently monitored and adjusted as business fundamentals, market conditions, or opportunities change.

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New ways of thinking are at the heart of Putnam’s proprietary research

Putnam Research Fund is a broadly diversified U.S. stock fund. We believe it stands out from the crowd by virtue of our analysts’ fundamental research insights into the most powerful factors that can drive companies’ earnings growth. What’s more, we seek to anticipate the market’s missteps and consistently identify points where we can take a different perspective from the market consensus.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/19. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 15–16.

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Will, how would you describe the investing environment for the 12-month reporting period?

Consumer spending, the cornerstone of the U.S. economy, remained strong throughout the reporting period. Record-low unemployment, solid wage reports, and an increase in corporate spending also were encouraging news. However, investors feared a rising-interest-rate environment. In an effort to stem inflation, the U.S. Federal Reserve [Fed] raised interest rates four times in calendar 2018. Uncertainty surrounding U.S.–China trade tensions also created a more risk-averse investing environment, in our view.

In the fourth quarter of calendar 2018, major stock markets experienced brief but sharp declines. At the turn of the new year, the Fed pivoted on its monetary policy and announced that it would halt future interest-rate hikes for 2019. Progress in U.S.–China trade negotiations also improved investor sentiment. In January and February 2019, major stock indexes rebounded, recovering approximately two thirds of their cumulative losses since September 2018. U.S. stocks held on to their gains for the remainder of the period, despite heightened volatility.

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Allocations are shown as a percentage of the fund’s net assets as of 7/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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Stock market performance in international markets lagged that of the United States. Economic growth slowed in China, Europe, and Japan. Industrial output also declined, as the U.S.–China trade dispute threatened higher tariffs and other protectionist measures, impacting global supply chains. A strengthening U.S. dollar also squeezed corporate profit margins on operations in non-U.S. markets. Delays in final Brexit negotiations further eroded investor confidence in international stocks. For the 12-month period, U.S. stocks, as measured by the S&P 500 Index, posted a return of 7.99%, while international stocks, as measured by the MSCI EAFE [ND] Index, posted a loss of 2.60%.

How did the fund perform against this backdrop?

Despite bouts of market volatility over the period, Putnam Research Fund consistently outperformed the broader stock market, as measured by the S&P 500 Index. For the 12-month reporting period, the fund’s class A shares before sales charge posted a return of 8.65% as compared with 7.99% for its benchmark, the S&P 500 Index. Fund performance also surpassed that of its Lipper peer group, Large-Cap Core Funds, which posted an average return of 6.78%.

What were some specific contributors to the fund’s relative outperformance?

During the period, we sold our position in Qualcomm, the troubled U.S.-based semiconductor manufacturer. This decision proved to be the top contributor to fund performance. Our optimism for Qualcomm, one of world’s largest chipmakers for mobile devices, cooled amid rising global trade tensions. In May 2019, President Trump effectively banned U.S. companies from doing business with Chinese telecom equipment maker Huawei. As a result, Qualcomm lost potential licensing and product revenues as Huawei focused on serving domestic [Chinese] customers. Qualcomm also noted that the adoption of 5G networks among its Chinese customer base had been slower than expected, which delayed an important revenue stream for the company.

Also aiding performance was our investment in Danaher, a life-science technology company that sells diagnostic tools to pharmaceuticals and biomedical research firms. The biggest boost to Danaher’s stock came following its February 2019 announcement that it would acquire the biopharma business of GE Life Sciences. Management indicated that the acquisition would be immediately additive to its top and bottom line and would create a more diversified business for future growth.

Another highlight for the period was our investment in Chipotle Mexican Grill, the American chain of quick-serve restaurants. Food-quality issues had hurt stock performance in early 2018, but we believe the company has since earned back consumers’ trust. New corporate leadership and a customer loyalty program helped revitalize sales and profits for the firm during the period.

What were some specific holdings that detracted from performance?

The fund’s overexposure to Activision Blizzard [ATVI] was a primary detractor to results during the period. This U.S. video gaming company missed quarterly earnings projections as key gaming titles underperformed expectations. We still like ATVI for its strong intellectual property position. We believe consumers’ transition from gaming on personal computers to mobile devices will present new sales opportunities for the ATVI library, and we continue to own the stock.

Our overweight position in DXC Technology, an enterprise IT provider, also dampened results. We were initially encouraged by the company’s focus on margin expansion and its stock

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repurchase program. Revenue growth, however, failed to materialize for the firm, and DXC reported consecutive quarterly losses over the period. We believe a path to stabilizing revenues is achievable for DXC, and we continue to own the stock.

Underexposure to U.S.-based semiconductor capital equipment provider Applied Materials [AMAT] also detracted from results. Headwinds from shrinking memory chip demand and global trade disruptions hurt AMAT’s stock performance in the first half of the period, and we sold our position in the stock. During the second half of the reporting period, AMAT made a comeback on the news that it planned to acquire the Japanese wafer company Kokusai.

What is your outlook for U.S. stocks and the fund?

As we enter the fund’s new fiscal year, we expect continued economic growth in the United States, albeit at a more moderate pace. We believe the unresolved trade dispute between the United States and China is an overhang and may halt the market rally that we have seen so far in 2019. The impact of changes to global trade patterns also remains unclear. We are monitoring the Fed’s decision to halt interest-rate increases and its potential to make a mid-course adjustment, as the Fed did at the end of July 2018. We also will continue to monitor macroeconomic and geopolitical risks and their potential impact on the fund’s holdings.

The fund represents the best ideas from our team of research analysts, who have the flexibility to invest across investment styles and sectors. We continue to focus on active stock picking based on a company’s individual merits. This helps the fund minimize its exposure to broader market risks and focus instead on stock-specific risks. We plan to add high-quality names to our portfolio, those with durable business models and competitive positions, which we believe have the potential to generate positive returns.

Thank you, Will, for your time and insights on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (10/2/95)
Before sales charge	8.84%	262.19%	13.74%	66.34%	10.71%	48.82%	14.17%	8.65%
After sales charge	8.57	241.37	13.06	56.78	9.41	40.27	11.94	2.41
Class B (6/15/98)
Before CDSC	8.54	241.13	13.06	60.23	9.89	45.48	13.31	7.85
After CDSC	8.54	241.13	13.06	58.23	9.61	42.48	12.53	3.16
Class C (2/1/99)
Before CDSC	8.50	235.97	12.88	60.14	9.87	45.43	13.30	7.82
After CDSC	8.50	235.97	12.88	60.14	9.87	45.43	13.30	6.88
Class M (6/15/98)
Before sales charge	8.30	244.62	13.17	62.22	10.16	46.64	13.61	8.13
After sales charge	8.13	232.55	12.77	56.54	9.38	41.51	12.27	4.35
Class R (1/21/03)
Net asset value	8.57	253.34	13.45	64.29	10.44	47.71	13.88	8.40
Class R6 (6/29/15)
Net asset value	9.09	273.73	14.09	69.45	11.12	50.66	14.64	9.08
Class Y (4/4/00)
Net asset value	9.06	271.43	14.02	68.40	10.99	49.90	14.45	8.93

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

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For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Recent performance may have benefited from one or more legal settlements.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 7/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
S&P 500 Index	9.15%	271.71%	14.03%	71.08%	11.34%	45.66%	13.36%	7.99%
Lipper Large-Cap Core
Funds category average*	8.54	231.07	12.63	60.49	9.87	41.35	12.18	6.78

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/19, there were 710, 605, 535, 427, and 86 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $34,113 and $33,597, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $33,255. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $35,334, $37,373, and $37,143, respectively.

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Fund price and distribution information For the 12-month period ended 7/31/19
Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y
Number	1		1	1	1		1	1	1
Income	$0.115		—	—	—		$0.010	$0.260	$0.221
Capital gains
Long-term gains	2.770		$2.770	$2.770	$2.770		2.770	2.770	2.770
Short-term gains	1.280		1.280	1.280	1.280		1.280	1.280	1.280
Total	$4.165		$4.050	$4.050	$4.050		$4.060	$4.310	$4.271
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
7/31/18	$35.35	$37.51	$32.79	$32.77	$33.72	$34.94	$34.88	$35.86	$35.71
7/31/19	33.64	35.69	30.75	30.72	31.84	32.99	33.17	34.17	34.00

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/19
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (10/2/95)
Before sales charge	8.79%	281.88%	14.34%	60.23%	9.89%	51.57%	14.87%	10.53%
After sales charge	8.52	259.92	13.66	51.02	8.59	42.86	12.62	4.17
Class B (6/15/98)
Before CDSC	8.49	259.67	13.66	54.31	9.06	48.19	14.01	9.67
After CDSC	8.49	259.67	13.66	52.31	8.78	45.19	13.24	4.90
Class C (2/1/99)
Before CDSC	8.44	254.01	13.48	54.27	9.06	48.19	14.01	9.67
After CDSC	8.44	254.01	13.48	54.27	9.06	48.19	14.01	8.72
Class M (6/15/98)
Before sales charge	8.24	263.04	13.76	56.25	9.34	49.31	14.30	9.94
After sales charge	8.08	250.33	13.36	50.78	8.56	44.08	12.95	6.10
Class R (1/21/03)
Net asset value	8.52	272.31	14.05	58.18	9.60	50.44	14.58	10.23
Class R6 (6/29/15)
Net asset value	9.04	293.75	14.69	63.19	10.29	53.46	15.34	10.94
Class Y (4/4/00)
Net asset value	9.01	291.28	14.62	62.17	10.15	52.69	15.15	10.75

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 7/31/18	1.11%	1.86%	1.86%	1.61%	1.36%	0.70%	0.86%
Annualized expense ratio for the
six-month period ended 7/31/19 *	1.09%	1.84%	1.84%	1.59%	1.34%	0.69%	0.84%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/19 to 7/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.75	$9.69	$9.69	$8.38	$7.07	$3.65	$4.44
Ending value (after expenses)	$1,128.90	$1,124.70	$1,124.50	$1,126.30	$1,127.50	$1,131.10	$1,130.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/19, use the following calculation method. To find the value of your investment on 2/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.46	$9.20	$9.20	$7.95	$6.71	$3.46	$4.21
Ending value (after expenses)	$1,019.39	$1,015.67	$1,015.67	$1,016.91	$1,018.15	$1,021.37	$1,020.63

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

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ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2019, Putnam employees had approximately $478,000,000 and the Trustees had approximately $72,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Research Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2019. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

18 Research Fund

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least November 30, 2020. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends

Research Fund 19

in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the

20 Research Fund

performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2018, there were 735, 634 and 565 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Research Fund 21

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Research Fund

Report of Independent Registered Public Accounting Firm

Shareholders and the Board of Trustees
Putnam Investment Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Research Fund (the “fund”), a series of the Putnam Investment Funds, including the fund’s portfolio, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of July 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian, brokers and transfer agent or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
September 5, 2019

Research Fund 23

The fund’s portfolio 7/31/19

COMMON STOCKS (99.5%)*	Shares	Value
Aerospace and defense (2.3%)
Boeing Co. (The)	4,976	$1,697,712
General Dynamics Corp.	8,700	1,617,678
Northrop Grumman Corp.	5,365	1,853,983
TransDigm Group, Inc. †	2,271	1,102,434
United Technologies Corp.	11,610	1,551,096
		7,822,903
Air freight and logistics (0.2%)
FedEx Corp.	3,014	513,977
		513,977
Airlines (0.3%)
Air Canada (Canada) †	27,400	942,744
		942,744
Automobiles (1.3%)
General Motors Co.	110,283	4,448,816
		4,448,816
Banks (6.1%)
Bank of America Corp.	227,533	6,980,712
Citigroup, Inc.	76,616	5,451,995
JPMorgan Chase & Co.	27,384	3,176,544
PNC Financial Services Group, Inc. (The)	21,457	3,066,205
Wells Fargo & Co.	36,485	1,766,239
		20,441,695
Beverages (2.2%)
Coca-Cola Co. (The)	113,523	5,974,715
PepsiCo, Inc.	10,322	1,319,255
		7,293,970
Biotechnology (1.9%)
AbbVie, Inc.	26,501	1,765,497
Amgen, Inc.	9,570	1,785,571
Gilead Sciences, Inc.	12,933	847,370
Medicines Co. (The) † S	9,398	336,824
Vertex Pharmaceuticals, Inc. †	10,335	1,722,018
		6,457,280
Building products (1.0%)
Fortune Brands Home & Security, Inc.	37,847	2,079,314
Johnson Controls International PLC	31,365	1,331,131
		3,410,445
Capital markets (4.0%)
Apollo Global Management, LLC Class A	10,235	337,755
BlackRock, Inc.	3,885	1,816,937
E*Trade Financial Corp.	43,007	2,098,312
Goldman Sachs Group, Inc. (The)	16,891	3,718,216
Intercontinental Exchange, Inc.	16,658	1,463,572
KKR & Co., Inc. Class A	80,298	2,147,972
Raymond James Financial, Inc.	21,361	1,723,192
		13,305,956

24 Research Fund

COMMON STOCKS (99.5%)* cont.	Shares	Value
Chemicals (2.2%)
Dow, Inc.	15,707	$760,847
DuPont de Nemours, Inc.	8,098	584,352
Ecolab, Inc.	3,222	649,974
Linde PLC	12,509	2,392,722
Sherwin-Williams Co. (The)	5,067	2,599,574
W.R. Grace & Co.	4,065	275,648
		7,263,117
Commercial services and supplies (0.2%)
Waste Connections, Inc.	6,634	601,836
		601,836
Communications equipment (0.4%)
Cisco Systems, Inc.	26,523	1,469,374
		1,469,374
Construction materials (0.2%)
Summit Materials, Inc. Class A †	30,306	558,843
		558,843
Containers and packaging (0.5%)
AptarGroup, Inc.	2,056	248,817
Avery Dennison Corp.	3,787	435,013
Ball Corp.	12,475	891,713
		1,575,543
Diversified telecommunication services (0.7%)
AT&T, Inc.	71,646	2,439,546
		2,439,546
Electric utilities (2.7%)
American Electric Power Co., Inc.	40,338	3,542,080
Edison International	10,886	811,442
Exelon Corp.	53,750	2,421,975
NextEra Energy, Inc.	11,478	2,377,897
		9,153,394
Electrical equipment (0.8%)
Eaton Corp. PLC	32,852	2,700,106
		2,700,106
Entertainment (3.8%)
Activision Blizzard, Inc.	40,546	1,976,212
DouYu International Holdings, Ltd. ADR (China) † S	97,956	957,030
Electronic Arts, Inc. †	17,076	1,579,530
NetEase, Inc. ADR (China)	7,417	1,711,992
Netflix, Inc. †	10,930	3,530,281
Walt Disney Co. (The)	21,375	3,056,839
		12,811,884
Equity real estate investment trusts (REITs) (1.6%)
Gaming and Leisure Properties, Inc. R	66,863	2,521,403
SBA Communications Corp. † R	11,534	2,830,559
		5,351,962
Food and staples retail (1.9%)
BJ’s Wholesale Club Holdings, Inc. †	27,012	636,403
Costco Wholesale Corp.	5,430	1,496,671
Walmart, Inc.	38,292	4,226,671
		6,359,745

Research Fund 25

COMMON STOCKS (99.5%)* cont.	Shares	Value
Food products (1.5%)
Hershey Co. (The)	14,547	$2,207,362
McCormick & Co., Inc. (non-voting shares)	9,407	1,491,386
Tyson Foods, Inc. Class A	14,970	1,190,115
		4,888,863
Health-care equipment and supplies (4.1%)
Abbott Laboratories	31,687	2,759,938
Baxter International, Inc.	15,474	1,299,352
Becton Dickinson and Co.	1,337	337,994
Boston Scientific Corp. †	43,716	1,856,181
Cooper Cos., Inc. (The)	2,705	912,667
Danaher Corp.	14,867	2,088,814
Edwards Lifesciences Corp. †	4,784	1,018,274
IDEXX Laboratories, Inc. †	3,014	850,099
Medtronic PLC	8,395	855,786
Stryker Corp.	7,856	1,648,032
		13,627,137
Health-care providers and services (2.5%)
Cigna Corp.	24,680	4,193,626
CVS Health Corp.	21,935	1,225,508
UnitedHealth Group, Inc.	11,530	2,871,085
		8,290,219
Hotels, restaurants, and leisure (2.5%)
Aramark	18,700	676,753
Chipotle Mexican Grill, Inc. †	2,252	1,791,534
Hilton Worldwide Holdings, Inc.	21,654	2,090,694
MGM Resorts International	20,841	625,647
Wynn Resorts, Ltd.	12,986	1,689,089
Yum China Holdings, Inc. (China)	36,511	1,661,251
		8,534,968
Household products (2.1%)
Procter & Gamble Co. (The)	59,224	6,990,801
		6,990,801
Independent power and renewable electricity producers (0.5%)
NRG Energy, Inc.	50,693	1,730,659
		1,730,659
Industrial conglomerates (2.0%)
3M Co.	5,018	876,745
General Electric Co.	107,167	1,119,895
Honeywell International, Inc.	21,802	3,759,973
Roper Technologies, Inc.	2,991	1,087,677
		6,844,290
Insurance (3.4%)
American International Group, Inc.	65,533	3,669,192
Assured Guaranty, Ltd.	91,493	3,997,329
AXA SA (France)	16,405	414,628
Prudential PLC (United Kingdom)	153,922	3,174,471
		11,255,620

26 Research Fund

COMMON STOCKS (99.5%)* cont.	Shares	Value
Interactive media and services (5.5%)
Alphabet, Inc. Class A †	9,349	$11,388,952
Facebook, Inc. Class A †	36,379	7,065,893
		18,454,845
Internet and direct marketing retail (4.1%)
Amazon.com, Inc. †	5,884	10,984,134
Booking Holdings, Inc. †	1,442	2,720,492
		13,704,626
IT Services (6.0%)
DXC Technology Co.	65,751	3,666,933
Fidelity National Information Services, Inc.	34,683	4,621,510
Fiserv, Inc. †	27,710	2,921,461
Mastercard, Inc. Class A	15,565	4,237,883
Visa, Inc. Class A	26,638	4,741,564
		20,189,351
Life sciences tools and services (0.8%)
Mettler-Toledo International, Inc. †	686	519,131
Thermo Fisher Scientific, Inc.	7,410	2,057,609
		2,576,740
Machinery (0.7%)
Deere & Co.	5,904	977,998
Stanley Black & Decker, Inc.	8,300	1,224,997
		2,202,995
Media (0.9%)
Charter Communications, Inc. Class A †	8,078	3,113,100
		3,113,100
Metals and mining (1.0%)
Anglo American PLC (United Kingdom)	48,616	1,200,235
Freeport-McMoRan, Inc. (Indonesia)	185,123	2,047,460
		3,247,695
Multi-utilities (0.4%)
Ameren Corp.	19,724	1,492,910
		1,492,910
Oil, gas, and consumable fuels (4.1%)
BP PLC (United Kingdom)	584,713	3,856,077
Cairn Energy PLC (United Kingdom) †	383,604	734,447
Cenovus Energy, Inc. (Canada)	454,892	4,229,069
Encana Corp. (Canada)	191,840	876,493
Enterprise Products Partners LP	102,830	3,096,211
Kosmos energy, Ltd.	170,908	1,027,157
		13,819,454
Pharmaceuticals (4.0%)
Allergan PLC	6,045	970,223
Bristol-Myers Squibb Co.	26,294	1,167,717
Eli Lilly & Co.	13,554	1,476,708
Johnson & Johnson	26,859	3,497,579
Merck & Co., Inc.	46,193	3,833,557
Pfizer, Inc.	61,469	2,387,456
		13,333,240

Research Fund 27

COMMON STOCKS (99.5%)* cont.	Shares	Value
Professional services (0.2%)
CoStar Group, Inc. †	1,186	$729,864
		729,864
Road and rail (1.3%)
Norfolk Southern Corp.	8,048	1,538,134
Union Pacific Corp.	15,925	2,865,704
		4,403,838
Semiconductors and semiconductor equipment (3.2%)
NXP Semiconductors NV	40,188	4,155,037
ON Semiconductor Corp. †	126,495	2,720,907
Texas Instruments, Inc.	29,528	3,691,295
		10,567,239
Software (7.0%)
Adobe, Inc. †	12,401	3,706,163
Dassault Systemes SA (France)	11,739	1,777,082
Microsoft Corp.	112,584	15,341,817
Salesforce.com, Inc. †	19,911	3,076,250
		23,901,312
Specialty retail (3.1%)
Advance Auto Parts, Inc.	3,738	563,092
Burlington Stores, Inc. †	4,379	791,504
CarMax, Inc. †	8,988	788,787
Home Depot, Inc. (The)	28,485	6,086,959
TJX Cos., Inc. (The)	20,580	1,122,845
Ulta Beauty, Inc. †	2,808	980,694
		10,333,881
Technology hardware, storage, and peripherals (2.9%)
Apple, Inc.	46,333	9,870,782
		9,870,782
Textiles, apparel, and luxury goods (0.8%)
Levi Strauss & Co. Class A † S	30,071	573,153
NIKE, Inc. Class B	23,221	1,997,703
		2,570,856
Thrifts and mortgage finance (—%)
Oportun Financial Corp. (acquired 6/23/15, cost $133,158) (Private) † F	46,722	106,072
		106,072
Trading companies and distributors (0.6%)
United Rentals, Inc. †	8,606	1,089,089
Yellow Cake PLC 144A (United Kingdom) †	362,476	934,710
		2,023,799
Total common stocks (cost $285,055,332)		$333,728,292

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$365) (Private) † ΔΔ F	128	$291
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$6,955) (Private) † ΔΔ F	2,208	5,540
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$16,334) (Private) † ΔΔ F	3,209	13,011
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$23,689) (Private) † ΔΔ F	4,654	18,870

28 Research Fund

CONVERTIBLE PREFERRED STOCKS (0.1%)* cont.	Shares	Value
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$13,286) (Private) † ΔΔ F	2,420	$10,583
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$40,105) (Private) † ΔΔ F	5,222	31,947
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$112,481) (Private) † ΔΔ F	39,467	89,601
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$142,232) (Private) † ΔΔ F	49,906	113,300
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$206,805) (Private) † ΔΔ F	72,632	164,729
Total convertible preferred stocks (cost $562,252)		$447,872

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value
U.S. Treasury Notes
1.50%, 3/31/23 [i]	$104,000	$103,241
1.25%, 3/31/21 [i]	134,000	133,034
Total U.S. treasury obligations (cost $236,275)		$236,275

	Principal amount/
SHORT-TERM INVESTMENTS (0.7%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.49% [d]	Shares	1,386,200	$1,386,200
Putnam Short Term Investment Fund 2.48% L	Shares	791,779	791,779
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.26% P	Shares	120,000	120,000
U.S. Treasury Bills 2.369%, 8/15/19		$56,000	55,957
Total short-term investments (cost $2,353,873)			$2,353,936

TOTAL INVESTMENTS
Total investments (cost $288,207,732)			$336,766,375

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OTC	Over-the-counter

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2018 through July 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $335,377,427.

† This security is non-income-producing.

 ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $553,944, or 0.2% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

Research Fund 29

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 7/31/19 (aggregate face value $21,802,880)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Bank of America N.A.
	British Pound	Sell	9/18/19	$5,156,374	$5,373,991	$217,617
	Canadian Dollar	Sell	10/16/19	1,364,942	1,373,754	8,812
	Barclays Bank PLC
	British Pound	Sell	9/18/19	2,712,694	2,826,308	113,614
	Canadian Dollar	Sell	10/16/19	340,135	342,345	2,210
Citibank, N.A.
	Canadian Dollar	Sell	10/16/19	942,865	949,050	6,185
	Euro	Sell	9/18/19	1,594,238	1,619,365	25,127
	Goldman Sachs International
	British Pound	Sell	9/18/19	1,533,029	1,597,684	64,655
	Canadian Dollar	Sell	10/16/19	60,546	60,944	398
	HSBC Bank USA, National Association
	Chinese Yuan (Offshore)	Sell	8/21/19	3,279,436	3,387,742	108,306
	JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/16/19	2,367,898	2,383,302	15,404
	Chinese Yuan (Offshore)	Sell	8/21/19	1,116,812	1,119,514	2,702
	State Street Bank and Trust Co.
	Canadian Dollar	Sell	10/16/19	761,834	766,823	4,989
	Israeli Shekel	Buy	10/16/19	2,088	2,058	30
	Unrealized appreciation					570,049
	Unrealized (depreciation)					—
Total						$570,049

* The exchange currency for all contracts listed is the United States Dollar.

30 Research Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/19
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$3,129,167	$3,155,756	$—	12/15/20	1 month USD-	Russell 2000 Total	$(24,466)
				LIBOR-BBA minus	Return Index —
				0.58% — Monthly	Monthly
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(24,466)
Total		$—		Total		$(24,466)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Communication services	$36,819,375	$—	$—
Consumer discretionary	39,593,147	—	—
Consumer staples	25,533,379	—	—
Energy	9,228,930	4,590,524	—
Financials	41,414,172	3,589,099	106,072
Health care	44,284,616	—	—
Industrials	31,262,087	934,710	—
Information technology	64,220,976	1,777,082	—
Materials	11,444,963	1,200,235	—
Real estate	5,351,962	—	—
Utilities	12,376,963	—	—
Total common stocks	321,530,570	12,091,650	106,072

Convertible preferred stocks	—	—	447,872
U.S. treasury obligations	—	236,275	—
Short-term investments	911,779	1,442,157	—
Totals by level	$322,442,349	$13,770,082	$553,944

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$570,049	$—
Total return swap contracts	—	(24,466)	—
Totals by level	$—	$545,583	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Research Fund 31

Statement of assets and liabilities 7/31/19
ASSETS
Investment in securities, at value, including $1,341,302 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $286,029,753)	$334,588,396
Affiliated issuers (identified cost $2,177,979) (Notes 1 and 5)	2,177,979
Cash	120,000
Foreign currency (cost $338) (Note 1)	75
Dividends, interest and other receivables	240,191
Receivable for shares of the fund sold	162,943
Receivable for investments sold	874,645
Unrealized appreciation on forward currency contracts (Note 1)	570,049
Prepaid assets	43,798
Total assets	338,778,076

LIABILITIES
Payable for investments purchased	751,520
Payable for shares of the fund repurchased	306,916
Payable for compensation of Manager (Note 2)	156,689
Payable for custodian fees (Note 2)	28,334
Payable for investor servicing fees (Note 2)	90,505
Payable for Trustee compensation and expenses (Note 2)	126,647
Payable for administrative services (Note 2)	1,226
Payable for distribution fees (Note 2)	74,674
Unrealized depreciation on OTC swap contracts (Note 1)	24,466
Collateral on securities loaned, at value (Note 1)	1,386,200
Collateral on certain derivative contracts, at value (Notes 1 and 8)	356,275
Other accrued expenses	97,197
Total liabilities	3,400,649

Net assets	$335,377,427

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$263,330,823
Total distributable earnings (Note 1)	72,046,604
Total — Representing net assets applicable to capital shares outstanding	$335,377,427

(Continued on next page)

32 Research Fund

Statement of assets and liabilities cont.
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($270,420,378 divided by 8,038,812 shares)	$33.64
Offering price per class A share (100/94.25 of $33.64)*	$35.69
Net asset value and offering price per class B share ($5,581,847 divided by 181,531 shares)**	$30.75
Net asset value and offering price per class C share ($10,105,999 divided by 328,920 shares)**	$30.72
Net asset value and redemption price per class M share ($4,898,895 divided by 153,879 shares)	$31.84
Offering price per class M share (100/96.50 of $31.84)*	$32.99
Net asset value, offering price and redemption price per class R share
($1,256,524 divided by 37,883 shares)	$33.17
Net asset value, offering price and redemption price per class R6 share
($10,998,946 divided by 321,873 shares)	$34.17
Net asset value, offering price and redemption price per class Y share
($32,114,838 divided by 944,575 shares)	$34.00

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Research Fund 33

Statement of operations Year ended 7/31/19
INVESTMENT INCOME
Dividends (net of foreign tax of $25,440)	$5,578,247
Interest (including interest income of $113,367 from investments in affiliated issuers) (Note 5)	127,025
Securities lending (net of expenses) (Notes 1 and 5)	34,880
Total investment income	5,740,152

EXPENSES
Compensation of Manager (Note 2)	1,741,417
Investor servicing fees (Note 2)	619,391
Custodian fees (Note 2)	33,496
Trustee compensation and expenses (Note 2)	13,556
Distribution fees (Note 2)	835,310
Administrative services (Note 2)	9,396
Other	249,845
Total expenses	3,502,411

Expense reduction (Note 2)	(20,681)
Net expenses	3,481,730

Net investment income	2,258,422

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	20,967,409
Foreign currency transactions (Note 1)	(10,545)
Forward currency contracts (Note 1)	538,468
Futures contracts (Note 1)	230,940
Swap contracts (Note 1)	242,169
Written options (Note 1)	(974)
Total net realized gain	21,967,467
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	2,788,422
Assets and liabilities in foreign currencies	59
Forward currency contracts	485,516
Futures contracts	(11,372)
Swap contracts	(40,834)
Total change in net unrealized appreciation	3,221,791

Net gain on investments	25,189,258

Net increase in net assets resulting from operations	$27,447,680

The accompanying notes are an integral part of these financial statements.

34 Research Fund

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 7/31/19	Year ended 7/31/18
Operations
Net investment income	$2,258,422	$1,331,799
Net realized gain on investments
and foreign currency transactions	21,967,467	34,810,538
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	3,221,791	8,511,269
Net increase in net assets resulting from operations	27,447,680	44,653,606
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(829,416)	—
Class R	(286)	—
Class R6	(74,514)	—
Class Y	(187,208)	—
Net realized short-term gain on investments
Class A	(9,231,769)	—
Class B	(257,263)	—
Class C	(353,150)	—
Class M	(177,547)	—
Class R	(36,638)	—
Class R6	(366,836)	—
Class Y	(1,084,280)	—
From net realized long-term gain on investments
Class A	(19,978,125)	(3,929,292)
Class B	(556,733)	(131,081)
Class C	(764,238)	(296,577)
Class M	(384,222)	(75,355)
Class R	(79,287)	(25,967)
Class R6	(793,856)	(125,738)
Class Y	(2,346,450)	(217,211)
Increase in capital from settlement payments	—	25,090
Increase (decrease) from capital share transactions (Note 4)	24,456,222	(14,383,843)
Total increase in net assets	14,402,084	25,493,632

NET ASSETS
Beginning of year	320,975,343	295,481,711
End of year (Note 1)	$335,377,427	$320,975,343

The accompanying notes are an integral part of these financial statements.

Research Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	ments	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class A
July 31, 2019	$35.35	.23	2.23	2.46	(.12)	(4.05)	(4.17)	—	$33.64	8.65	$270,420	1.10	.72	86
July 31, 2018	31.03	.16	4.68	4.84	—	(.52)	(.52)	—[g]	35.35	15.74	260,951	1.11	.47	97
July 31, 2017	26.50	.20	4.62[f]	4.82	(.29)	—	(.29)	—	31.03	18.34[f]	243,013	1.15	.71	98
July 31, 2016	26.65	.16	(.01)	.15	(.30)	—	(.30)	—	26.50	.60	226,745	1.12[e]	.66[e]	75
July 31, 2015	24.22	.15	2.53	2.68	(.25)	—	(.25)	—	26.65	11.10	242,828	1.09	.57	105
Class B
July 31, 2019	$32.79	—[d]	2.01	2.01	—	(4.05)	(4.05)	—	$30.75	7.85	$5,582	1.85	(.01)	86
July 31, 2018	29.03	(.08)	4.36	4.28	—	(.52)	(.52)	—[g]	32.79	14.89	6,877	1.86	(.27)	97
July 31, 2017	24.82	(.01)	4.32[f]	4.31	(.10)	—	(.10)	—	29.03	17.41[f]	8,072	1.90	(.03)	98
July 31, 2016	24.97	(.02)	(.01)	(.03)	(.12)	—	(.12)	—	24.82	(.11)	8,989	1.87[e]	(.09) [e]	75
July 31, 2015	22.71	(.04)	2.37	2.33	(.07)	—	(.07)	—	24.97	10.25	10,102	1.84	(.18)	105
Class C
July 31, 2019	$32.77	(.01)	2.01	2.00	—	(4.05)	(4.05)	—	$30.72	7.82	$10,106	1.85	(.03)	86
July 31, 2018	29.02	(.08)	4.35	4.27	—	(.52)	(.52)	—[g]	32.77	14.86	8,931	1.86	(.26)	97
July 31, 2017	24.82	(.01)	4.32[f]	4.31	(.11)	—	(.11)	—	29.02	17.43[f]	16,774	1.90	(.05)	98
July 31, 2016	24.98	(.02)	(.01)	(.03)	(.13)	—	(.13)	—	24.82	(.11)	15,494	1.87[e]	(.09) [e]	75
July 31, 2015	22.74	(.04)	2.37	2.33	(.09)	—	(.09)	—	24.98	10.24	16,667	1.84	(.18)	105
Class M
July 31, 2019	$33.72	.07	2.10	2.17	—	(4.05)	(4.05)	—	$31.84	8.13	$4,899	1.60	.22	86
July 31, 2018	29.77	(.01)	4.48	4.47	—	(.52)	(.52)	—[g]	33.72	15.16	4,769	1.61	(.03)	97
July 31, 2017	25.43	.06	4.44[f]	4.50	(.16)	—	(.16)	—	29.77	17.76[f]	4,435	1.65	.22	98
July 31, 2016	25.60	.04	(.02)	.02	(.19)	—	(.19)	—	25.43	.12	4,864	1.62[e]	.16[e]	75
July 31, 2015	23.30	.02	2.42	2.44	(.14)	—	(.14)	—	25.60	10.50	5,332	1.59	.07	105
Class R
July 31, 2019	$34.88	.15	2.20	2.35	(.01)	(4.05)	(4.06)	—	$33.17	8.40	$1,257	1.35	.46	86
July 31, 2018	30.70	.08	4.62	4.70	—	(.52)	(.52)	—[g]	34.88	15.45	1,074	1.36	.23	97
July 31, 2017	26.21	.13	4.57[f]	4.70	(.21)	—	(.21)	—	30.70	18.02[f]	1,895	1.40	.45	98
July 31, 2016	26.41	.10	(.01)	.09	(.29)	—	(.29)	—	26.21	.38	1,724	1.37[e]	.43[e]	75
July 31, 2015	24.08	.06	2.54	2.60	(.27)	—	(.27)	—	26.41	10.81	2,344	1.34	.22	105
Class R6
July 31, 2019	$35.86	.37	2.25	2.62	(.26)	(4.05)	(4.31)	—	$34.17	9.08	$10,999.70		1.13	86
July 31, 2018	31.34	.30	4.74	5.04	—	(.52)	(.52)	—[g]	35.86	16.23	9,092.70		.89	97
July 31, 2017	26.76	.32	4.66[f]	4.98	(.40)	—	(.40)	—	31.34	18.83[f]	8,396.72		1.13	98
July 31, 2016	26.84	.25	—[d]	.25	(.33)	—	(.33)	—	26.76	.99	7,129	.72[e]	.99[e]	75
July 31, 2015†	26.31	.01	.52	.53	—	—	—	—	26.84	2.01*	10	.06*	.03*	105

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Research Fund	Research Fund 37

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	ments	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class Y
July 31, 2019	$35.71	.32	2.24	2.56	(.22)	(4.05)	(4.27)	—	$34.00	8.93	$32,115.85		.97	86
July 31, 2018	31.26	.23	4.74	4.97	—	(.52)	(.52)	—[g]	35.71	16.05	29,281.86		.69	97
July 31, 2017	26.70	.26	4.65[f]	4.91	(.35)	—	(.35)	—	31.26	18.59[f]	12,897.90		.90	98
July 31, 2016	26.84	.24	(.02)	.22	(.36)	—	(.36)	—	26.70	.88	5,662	.87[e]	.96[e]	75
July 31, 2015	24.39	.21	2.55	2.76	(.31)	—	(.31)	—	26.84	11.36	19,960.84		.81	105

* Not annualized.

† For the period June 29, 2015 (commencement of operations) to July 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Reflects a non-recurring litigation payment received by the fund from Household International which amounted to the following amounts per share outstanding on May 8, 2017:

Per share
Class A	$0.49
Class B	0.46
Class C	0.46
Class M	0.47
Class R	0.48
Class R6	0.49
Class Y	0.49

This payment resulted in an increase to total returns of 1.87% for the year ended July 31, 2017.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

The accompanying notes are an integral part of these financial statements.

38 Research Fund	Research Fund 39

Notes to financial statements 7/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2018 through July 31, 2019.

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

40 Research Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Research Fund 41

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

42 Research Fund

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Research Fund 43

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,386,200 and the value of securities loaned amounted to $1,341,302.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, realized gains and losses on passive foreign investment companies, income on swap contracts and partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $660,465 to increase undistributed net investment income, $5,505 to increase paid-in capital and $665,970 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses

44 Research Fund

that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$56,162,846
Unrealized depreciation	(8,782,232)
Net unrealized appreciation	47,380,614
Undistributed ordinary income	3,359,735
Undistributed long-term gain	16,187,666
Undistributed short-term gain	5,118,956
Cost for federal income tax purposes	$289,931,344

For the fiscal year ended July 31, 2018, the fund had undistributed net investment income of $986,689.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.551% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Research Fund 45

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$511,126	Class R	1,981
Class B	12,277	Class R6	5,030
Class C	19,640	Class Y	60,028
Class M	9,309	Total	$619,391

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,881 under the expense offset arrangements and by $15,800 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $231, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$636,790
Class B	1.00%	1.00%	61,046
Class C	1.00%	1.00%	97,757
Class M	1.00%	0.75%	34,773
Class R	1.00%	0.50%	4,944
Total			$835,310

46 Research Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $30,645 and $196 from the sale of class A and class M shares, respectively, and received $1,334 and $185 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $19 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$266,472,653	$268,017,541
U.S. government securities (Long-term)	—	—
Total	$266,472,653	$268,017,541

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/19		YEAR ENDED 7/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	547,126	$16,810,508	579,905	$19,155,293
Shares issued in connection with
reinvestment of distributions	984,566	28,926,535	116,105	3,773,407
	1,531,692	45,737,043	696,010	22,928,700
Shares repurchased	(874,875)	(28,206,371)	(1,145,591)	(38,270,116)
Net increase (decrease)	656,817	$17,530,672	(449,581)	$(15,341,416)

	YEAR ENDED 7/31/19		YEAR ENDED 7/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	14,739	$433,614	5,031	$158,530
Shares issued in connection with
reinvestment of distributions	29,818	804,781	4,286	129,878
	44,557	1,238,395	9,317	288,408
Shares repurchased	(72,759)	(2,113,682)	(77,605)	(2,392,673)
Net decrease	(28,202)	$(875,287)	(68,288)	$(2,104,265)

	YEAR ENDED 7/31/19		YEAR ENDED 7/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	141,134	$3,844,427	56,897	$1,769,285
Shares issued in connection with
reinvestment of distributions	39,587	1,067,664	9,543	288,958
	180,721	4,912,091	66,440	2,058,243
Shares repurchased	(124,325)	(3,678,289)	(371,944)	(11,424,433)
Net increase (decrease)	56,396	$1,233,802	(305,504)	$(9,366,190)

Research Fund 47

	YEAR ENDED 7/31/19		YEAR ENDED 7/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	7,137	$203,589	4,799	$153,873
Shares issued in connection with
reinvestment of distributions	20,092	560,573	2,399	74,632
	27,229	764,162	7,198	228,505
Shares repurchased	(14,772)	(448,839)	(14,753)	(470,687)
Net increase (decrease)	12,457	$315,323	(7,555)	$(242,182)

	YEAR ENDED 7/31/19		YEAR ENDED 7/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	16,587	$508,468	6,802	$222,427
Shares issued in connection with
reinvestment of distributions	2,973	86,269	364	11,692
	19,560	594,737	7,166	234,119
Shares repurchased	(12,460)	(374,495)	(38,097)	(1,250,719)
Net increase (decrease)	7,100	$220,242	(30,931)	$(1,016,600)

	YEAR ENDED 7/31/19		YEAR ENDED 7/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	100,632	$3,450,619	52,309	$1,817,689
Shares issued in connection with
reinvestment of distributions	41,492	1,235,206	3,824	125,738
	142,124	4,685,825	56,133	1,943,427
Shares repurchased	(73,777)	(2,375,696)	(70,478)	(2,346,904)
Net increase (decrease)	68,347	$2,310,129	(14,345)	$(403,477)

	YEAR ENDED 7/31/19		YEAR ENDED 7/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	351,861	$11,650,669	543,905	$18,670,897
Shares issued in connection with
reinvestment of distributions	121,129	3,591,466	6,086	199,508
	472,990	15,242,135	549,991	18,870,405
Shares repurchased	(348,389)	(11,520,794)	(142,539)	(4,780,118)
Net increase	124,601	$3,721,341	407,452	$14,090,287

48 Research Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/18	cost	proceeds	income	of 7/31/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$4,225,975	$30,816,412	$33,656,187	$86,817	$1,386,200
Putnam Short Term
Investment Fund**	8,552,780	51,321,638	59,082,639	113,367	791,779
Total Short-term
investments	$12,778,755	$82,138,050	$92,738,826	$200,184	$2,177,979

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Written equity option contracts (contract amount)	$—*
Futures contracts (number of contracts)	9
Forward currency contracts (contract amount)	$25,500,000
OTC total return swap contracts (notional)	$3,100,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

Research Fund 49

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$570,049	Payables	$—
Equity contracts	Receivables	—	Payables	24,466
Total		$570,049		$24,466

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$538,468	$—	$538,468
Equity contracts	1,722	230,940	—	242,169	474,831
Total	$1,722	$230,940	$538,468	$242,169	$1,013,299

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Futures	contracts	Swaps	Total
Foreign exchange
contracts	$—	$485,516	$—	$485,516
Equity contracts	(11,372)	—	(40,834)	(52,206)
Total	$(11,372)	$485,516	$(40,834)	$433,310

50 Research Fund

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Research Fund 51

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	Total
Assets:
OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—
Forward currency contracts #	226,429	115,824	31,312	65,053	108,306	18,106	5,019	570,049
Total Assets	$226,429	$115,824	$31,312	$65,053	$108,306	$18,106	$5,019	$570,049
Liabilities:
OTC Total return swap contracts*#	—	—	—	24,466	—	—	—	24,466
Forward currency contracts #	—	—	—	—	—	—	—	—
Total Liabilities	$—	$—	$—	$24,466	$—	$—	$—	$24,466
Total Financial and Derivative Net Assets	$226,429	$115,824	$31,312	$40,587	$108,306	$18,106	$5,019	$545,583
Total collateral received (pledged)†##	$133,034	$115,824	$—	$—	$103,241	$—	$—
Net amount	$93,395	$—	$31,312	$40,587	$5,065	$18,106	$5,019
Controlled collateral received (including TBA commitments)**	$133,034	$120,000	$—	$—	$103,241	$—	$—	$356,275
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

52 Research Fund	Research Fund 53

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $18,301,083 as a capital gain dividend with respect to the taxable year ended July 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 53.12% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 60.11%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

54 Research Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Research Fund 55

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

56 Research Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Research Fund 57

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Diversified Income Trust
Emerging Markets Equity Fund	Floating Rate Income Fund
Equity Spectrum Fund	Global Income Trust
Focused Equity Fund	Government Money Market Fund*
Global Equity Fund	High Yield Fund
International Capital Opportunities Fund	Income Fund
International Equity Fund	Money Market Fund†
Multi-Cap Core Fund	Mortgage Opportunities Fund
Research Fund	Mortgage Securities Fund
Short Duration Bond Fund
Global Sector	Ultra Short Duration Income Fund
Global Health Care Fund
Global Technology Fund	Tax-free Income
AMT-Free Municipal Fund
Growth	Intermediate-Term Municipal Income Fund
Growth Opportunities Fund	Short-Term Municipal Income Fund
International Growth Fund	Tax Exempt Income Fund
Small Cap Growth Fund	Tax-Free High Yield Fund
Sustainable Future Fund
Sustainable Leaders Fund	State tax-free income funds‡:
California, Massachusetts, Minnesota,
Value	New Jersey, New York, Ohio, and Pennsylvania.
Convertible Securities Fund
Equity Income Fund
International Value Fund
Small Cap Value Fund

58 Research Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Research Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 Research Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered Public	Proxy Voting and Corporate	Mark C. Trenchard
Accounting Firm	Governance, Assistant Clerk,	Vice President
KPMG LLP	and Assistant Treasurer

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN067 317868 9/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2019	$44,430	$ —	$4,910	$ —
July 31, 2018	$42,949	$ —	$4,813	$ —

For the fiscal years ended July 31, 2019 and July 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,910 and $4,813 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2019	$ —	$ —	$ —	$ —
July 31, 2018	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 26, 2019